UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2024

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

2700 West Front Street
Statesville, North Carolina	28677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	KEQU	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)  On August 28, 2024, Kewaunee Scientific Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.

1.  The nominee named below was re-elected as a Class II director for a three-year term as follows:

Name of Nominee	For	Withheld	Non-Votes
Mr. Keith M. Gehl	1,404,874	273,145	739,723

2.  The appointment of the independent registered public accounting firm of Forvis Mazars, LLP as the Company’s independent auditors for fiscal year 2025 was ratified as follows:

For	Against	Abstained
2,414,204	2,479	1,059

3.  The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstained	Non-Votes
1,440,693	3,005	234,321	739,723

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Kewaunee Scientific Corporation

Date: August 29, 2024	/s/ Donald T. Gardner III
Donald T. Gardner III
Vice President, Finance and Chief Financial Officer